SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 25, 2000
                                                 -----------------


                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                    0-10957              23-2215075
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(State or other jurisdiction        (Commission         (I.R.S. Employer
     of incorporation)              File Number)           Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA               19512
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   (Address of principal executive office)                 (Zip Code)


Registrant's telephone number, including area code  (610) 367-6001
                                                   ---------------


                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.
---------------------

     5% Stock Dividend
     -----------------

     On October 25, 2000, the Board of Directors of National Penn Bancshares, Inc. ("National Penn") declared a five percent (5%) stock dividend payable on December 20, 2000 to shareholders of record on December 8, 2000.

     Community Independent Bank, Inc. - Finalized Exchange Ratio;
     -----------------------------------------------------------
     Federal Reserve Approval
     ------------------------

     As has been previously reported, on July 23, 2000, National Penn and Community Independent Bank, Inc. ("Community") entered into an Agreement (the "Agreement") which provides, among other things, for the merger of Community with and into National Penn, with National Penn surviving the merger.

     The Agreement provides for the exchange of nine-tenths (.9) share of National Penn common stock for a share of Community common stock, subject to possible adjustment if the average price of National Penn common stock over the 20 trading days ending on the trading day 31 days before the date of the Community shareholders' meeting is less than $17 per share and underperforms a group of bank or thrift holding company stocks by more than 15% between the date of the Agreement and the end of the 20 trading days period. The Community shareholders' meeting is scheduled for November 30, 2000; accordingly, the 20 trading days period ended on October 30, 2000. The foregoing valuation process did not result in any adjustment to the exchange ratio.

     The Agreement also provides for adjustment of the exchange ratio if National Penn, among other things, declares a stock dividend before closing of the National Penn/Community merger. As reported above, National Penn has declared a 5% stock dividend payable on December 20, 2000 to shareholders of record on December 8, 2000. As closing of the National Penn/Community merger is not expected to occur until January 3, 2001 or thereafter, the exchange ratio has been adjusted to .945 share of National Penn common stock for each share of Community common stock. A copy of National Penn's and Community's joint press release dated November 1, 2000 is filed herein as Exhibit 99.1.

     On November 3, 2000, the Federal Reserve Bank of Philadelphia, acting under authority delegated to it by the Board of Governors of the Federal Reserve System, approved the National Penn/Community merger.

     Community Independent Bank, Inc. - Third Quarter Results
     --------------------------------------------------------

     On October 27, 2000, Community reported its earnings for the three-month and nine-month periods ended September 30, 2000. A copy of Community's press release dated October 27, 2000 is filed herein as Exhibit 99.2. The information in Community's press release has been furnished to National Penn by Community. Community is solely responsible for this information.

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

     Charter Conversion - Panasia Bank
     ---------------------------------

     On October 26, 2000, the Office of the Comptroller of the Currency approved an application filed by Panasia Bank, a National Penn subsidiary, to convert its bank charter from a New Jersey state bank charter to a national bank charter. The charter conversion became effective at the beginning of business on November 3, 2000.

     Panasia Bank, N.A. intends in the near future to file an application with the OCC to relocate its main office from Ft. Lee, New Jersey to a location within 30 miles in New York state.

     Forward-Looking Statements
     --------------------------

     From time to time, National Penn or its representatives make written or oral statements that may include "forward-looking statements" with respect to its:

          *    Financial condition,

          *    Results of operations,

          *    Asset quality,

          *    Capital expenditures, including investments in technology,

          * Pending or completed mergers with or acquisitions of financial or non-financial companies or their assets, loans, deposits and branches, including the pending merger with Community Independent Bank, Inc. ("Community") and the July 2000 acquisition of Panasia Bank ("Panasia"), and the revenue enhancements, cost savings and other benefits anticipated in those transactions,

          * Business expansion plans, including both product and geographical expansion,

          *    Investments in new subsidiaries and other companies, and

          *    Other matters.

     Many of these statements can be identified by looking for words such as "believes," "expects," "anticipates," "estimates", "projects" or similar words or expressions.

     These   forward-looking    statements   involve   substantial   risks   and
uncertainties. There are many factors that may cause actual results to differ materially from those contemplated by such

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
forward-looking statements. These factors include, among other things, the following possibilities:

          * Expected cost savings from the National Penn/Community merger, including reductions in interest and non-interest expense, may not be fully realized or realized as quickly as expected.

          * Revenues of National Penn and its subsidiaries following the National Penn/Community merger may be lower than expected, or loan losses, deposit attrition, operating costs, customer losses or business disruption following the National Penn/Community merger may be greater than expected.

          * Commercial loan growth following the National Penn/Community merger may be lower than expected.

          * Costs, difficulties or delays related to the integration of Community's business with National Penn's business may be greater or longer than expected.

          * Expected cost savings from National Penn's acquisition of Panasia may not be fully realized or realized as quickly as expected.

          * Revenues of Panasia may be lower than expected, or loan losses, deposit attrition, operating costs, customer losses or business disruption at Panasia may be greater than expected.

          *    Commercial loan growth at Panasia may be lower than expected.

          * Costs, difficulties or delays related to the integration of Panasia's business with National Penn's business may be greater or longer than expected.

          * Start-up costs of new subsidiaries may be greater, and revenue ramp-up of such subsidiaries may take longer, than expected.

          * Changes in the interest rate environment may reduce interest margins.

          *    Competitive   pressures  among  depository  and  other  financial
               institutions may increase significantly.

          * General economic or business conditions, either nationally or in the regions in which National Penn will be doing business, may be less favorable than expected,

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
               resulting in, among other things, a deterioration in credit quality or a reduced demand for credit.

          * Technological changes and systems integration may be harder to make or more expensive than expected.

          * Legislation or regulatory changes may adversely affect National Penn's business.

          *    Adverse changes may occur in the securities markets.

     Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. National Penn cautions shareholders not to place undue reliance on such statements.

     All written or oral forward-looking statements attributable to National Penn or any person acting on its behalf made after the date of this Report are expressly qualified in their entirety by the cautionary statements contained in this Report. National Penn does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date of this Report or to reflect the occurrence of unanticipated events.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

(c)  Exhibits.
     --------

          99.1 - Press Release of National Penn Bancshares, Inc. and Community Independent Bank, Inc.

          99.2 - Press Release of Community Independent Bank, Inc.


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

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NATIONAL PENN BANCSHARES, INC.


                                                  By /s/ Wayne R. Weidner
                                                     ---------------------------
                                                     Name: Wayne R. Weidner
                                                     Title: President


Dated:  November 3, 2000


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
                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                       Description
--------------                       -----------

     99.1 Press Release of National Penn Bancshares, Inc. and Community Independent Bank, Inc.

     99.2           Press Release of Community Independent Bank, Inc.


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